LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated August 30, 2022 to the Updating Summary Prospectus for Current Contractowners
dated May 1, 2022

This Supplement to your updating summary prospectus outlines important changes that become effective on and after September 20, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek long-term capital appreciation.	LVIP Channing Small Cap Value Fund – Service Class	1.12%	N/A	N/A	N/A
Total return and, as a secondary objective, high current income.	LVIP Delaware High Yield Fund – Service Class	1.04%[1]	4.59%	5.81%	5.90%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for September 20, 2022 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

The following changes apply to Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit on or after November 28, 2016 (January 9, 2017 for existing Contractowners) but prior to May 21, 2018, Lincoln Market Select® Advantage on or after November 28, 2016 (January 9, 2017 for existing Contractowners), Lincoln Max 6 SelectSM Advantage, you are transitioning from Lincoln Market Select® Advantage to i4LIFE® Advantage Select Guaranteed Income Benefit. The LVIP Channing Small Cap Value Fund and LVIP Delaware High Yield Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

The following changes apply to Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after February 8, 2016 and prior to November 28, 2016 (January 9, 2017 for existing Contractowners). The LVIP Channing Small Cap Value Fund and LVIP Delaware High Yield are added to the list of funds that cannot exceed 70% of your Contract Value.

The following changes apply to Investment Requirements for other Living Benefit Riders purchased prior to February 8, 2016. The LVIP Delaware High Yield Fund is added to the list of funds that you may allocate 100% of your Contract Value.

Please retain this Supplement for future reference.